Exhibit 32.1

PLAYTEX PRODUCTS, INC.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

          In connection with the Quarterly Report of Playtex Products, Inc. (the “Company”) on Form 10-Q for the period ending April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil P. DeFeo, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2005	By:	/S/ NEIL P. DEFEO

Neil P. DeFeo
President and Chief Executive Officer
(Principal Executive Officer)